                                                                   EXHIBIT 10(Q)

                                FIRST AMENDMENT

                                      TO

                               NBD BANCORP, INC.

                      BENEFIT PROTECTION TRUST AGREEMENT
                      ----------------------------------


     THIS AMENDATORY AGREEMENT made this____ day of November, 1995, by and between NBD BANCORP, INC., a corporation duly organized and existing under the laws of the State of Delaware and having its principal office and place of business at Detroit, Michigan ("NBD"), and BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York and having its principal office and place of business at New York, New York (the "Trustee").

                                  WITNESSETH:

     WHEREAS, effective August 30, 1993, NBD established the NBD Bancorp, Inc. Benefit Protection Trust (the "Trust") under agreement (the "Trust Agreement") with the Trustee; and

     WHEREAS, NBD now desires to amend the Trust Agreement to provide authority for the investment of Trust assets in any registered investment company or mutual fund for which the Trustee provides, for compensation, custodial, advisory or other services; and

     WHEREAS, NBD and the Trustee have reserved in Section 13 of the Trust Agreement the right to amend the Trust Agreement by written instrument;

     NOW, THEREFORE, NBD and the Trustee agree that the Trust Agreement is hereby amended as follows:

                                       I.

     Effective Immediately Section 6(a) is amended in its entirety to read as follows:

     "(a) Subject to the provisions of paragraph (b), the Trustee shall, in is sole discretion, invest and reinvest the Trust assets in any property, real or personal, or part interest therein, wherever situated, including but without being limited to, common and preferred stocks, personal, corporate and governmental obligations, trust and participation certificates, leaseholds, mortgages and other interests in realty, notes and other evidences of indebtedness or ownership, secured or unsecured, and including specifically real property, stocks, securities, obligations and interests of NBD and its affiliates. Such investments shall be limited to investments that are rated in one of the two highest rating categories by a nationally recognized rating agency. Such investments shall not be restricted to property and securities of the character authorized for investment by trustees under any present or future laws. All rights, privileges, options and elections contained in any policies or contracts issued by insurance companies and acquired pursuant to the foregoing shall vest in the Trustee and shall be exercised, assigned, or otherwise disposed of in its discretion. Without liability for interest, the Trustee may keep a portion of the Trustee assets uninvested and may deposit any uninvested assets with itself or other banks. The Trustee is further authorized and empowered in its sole discretion to invest and reinvest all or any part of the Trust assets to any registered investment company or mutual fund for which the Trustee provides, for compensation, custodial, advisory or other services."

                                      II.

     Except as hereinabove provided, the Trust Agreement as heretofore in effect is hereby ratified and confirmed and shall continue unchanged in full force and effect.

     IN WITNESS WHEREOF, this Amendatory Agreement has been executed on the ____ day of November, 1995, by NBD BANCORP, INC., as Grantor, and on the ___ day of November, 1995, by BANKERS TRUST COMPANY, as Trustee, and their respective corporate seals affixed and attested by officers hereunto duly authorized.


ATTEST:                                      NBD BANCORP, INC.


By:  /s/ Joseph J. Borkowski                 By:  /s/ Fred J. Johns
     ----------------------------------         --------------------------------
     Joseph J. Borkowski                          Fred J. Johns
     Its Vice President                           Its Senior Vice President

(Corporate Seal)

ATTEST:                                      BANKERS TRUST COMPANY, Trustee


By:  /s/ Yolanda Diaz                        By:  /s/ Vanessa Finn
     ----------------------------------         --------------------------------
     Yolanda Diaz                                 Vanessa Finn
     Its Assistant Vice President                 Its Vice President
(Corporate Seal)

STATE OF MICHIGAN)
                 )    SS.
COUNTY OF WAYNE  )


   On this 16th day of November, 1995, before me, a notary public in and for said County, personally appeared FRED J. JOHNS, who, being by me duly sworn, did depose and say that he is a senior vice president of NBD BANCORP, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                              /s/ Sharon D. Szczepankowski
                              ----------------------------------------------
                              Notary Public, Wayne County,
                              State of Michigan
                              My Commission Expires 2/12/97

(Notarial Seal)

STATE OF NEW YORK  )
                   )    SS.
COUNTY OF NEW YORK )


     On this 4th day of December, 1995, before me, a notary public in and for said County, personally appeared Vanessa Finn, who, being by me duly sworn, did depose and say that he/she is a Vice President of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he/she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his/her name thereto by like authority.


                              /s/ Marie B. Colaninno
                              ---------------------------------------
                              Notary Public, Queens County
                              State of New York
                              My Commission Expires:  8/5/97

(Notarial Seal)

                               NBD BANCORP, INC.

                      BENEFIT PROTECTION TRUST AGREEMENT


     This TRUST AGREEMENT made this 30  day of August, 1993, by and between NBD
                                    ---
BANCORP, INC., a corporation duly organized and existing under the laws of the State of Delaware and having its principal office and place of business at Detroit, Michigan ("NBD"), and BANKERS TRUST COMPANY, a corporation duly organized and existing under the laws of the State of New York and having its principal office and place of business at New York, New York (the "Trustee").

                                  WITNESSETH:

     WHEREAS, NBD has adopted the nonqualified deferred compensation plans (the "Plans") listed in Appendix A;

     WHEREAS, NBD has incurred and expects to incur liability under the terms of such Plans with respect to the individuals participating in such Plans;

     WHEREAS, NBD wishes to establish a trust (hereinafter called the "Trust") and to contribute to the Trust assets that shall be held therein, subject to the claims of NBD's creditors in the event of NBD's Insolvency, as herein defined, until paid to Plan participants and their beneficiaries in such manner and at such times as specified in the Plans;

     WHEREAS, it is the intention of the parties that this Trust shall constitute an unfunded arrangement and shall not affect the status of the Plans as unfunded plans maintained for the purpose of providing deferred compensation for a select group of management or highly compensated employees for purposes of Title I of the Employee Retirement Income Security Act of 1974; and

     WHEREAS, it is the intention of NBD to make contributions to the Trust to provide itself with a source of funds to assist it in the meeting of its liabilities under the Plans;

     NOW, THEREFORE, the parties do hereby establish the Trust and agree that the Trust shall be comprised, held and disposed of as follows:


Section 1. Establishment of Trust
           ----------------------

     (a) NBD hereby deposits with the Trustee in trust Ten Thousand Dollars ($10,000), which shall become the principal of the Trust to be held, administered and disposed of by the Trustee as provided in this Trust Agreement.

     (b) The Trust hereby established shall be irrevocable.

     (c) The Trust is intended to be a grantor trust, of which NBD is the grantor, within the meaning of subpart E, part 1, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

     (d) The principal of the Trust and any earnings thereon shall be held separate and apart from other funds of NBD and shall be used exclusively for the uses and purposes of Plan participants and general creditors as herein set forth. Plan participants and their beneficiaries shall have no preferred claim on, or any beneficial ownership interest in, any assets of the Trust. Any rights created under the Plans and this Trust Agreement shall be mere unsecured contractual rights of Plan participants and their beneficiaries against NBD. Any assets held by the Trust will be subject to the claims of NBD's general creditors under federal and state law in the event of insolvency, as defined in
Section 4(a) herein.

     (e) NBD, in its sole discretion, may at any time or from time to time make additional deposits of cash or other property in trust with the Trustee to augment the principal, to be held, administered and disposed of by the Trustee as provided in this Trust Agreement. Neither the Trustee nor any Plan participant or beneficiary shall have any right to compel such additional deposits.

     (f) The Trustee accepts the Trust, and undertakes to hold, invest, distribute and administer the Trust in accordance with the provisions of this Agreement. If NBD fails to supply the Trustee with the amounts that are required to satisfy the obligations of NBD under the Plans, the Trustee shall have no duty to bring suit against NBD or otherwise to enforce payment by NBD of sufficient funds to satisfy any remaining obligations of NBD under the Plans. The Trustee shall be obligated to make payments to the Plan participants and their beneficiaries only as directed by NBD and to the extent of Trust assets actually received and held by the Trustee and after payment of and provision for the expenses of Trust administration, including the reasonable compensation of the Trustee.


Section 2. Authorities.
           -----------

     NBD shall file with the Trustee a certified list of the names and specimen signatures of appropriate officers of NBD and any delegee authorized to act for it. NBD shall promptly notify the Trustee of the addition or deletion of any person's name to or from such list. Until receipt by the Trustee of notice that any person is no longer authorized to so act, the Trustee may continue to rely on the authority of the person. All certifications, notice and directions by any such person or persons to the Trustee shall be in writing signed by such person or persons. The Trustee may rely on any such certification, notice or direction purporting to have been signed by or on behalf of such person or persons that the Trustee believes to have been signed thereby. The Trustee may rely on any certification, notice or direction of NBD that the Trustee believes to have been signed by a duly authorized officer or agent of NBD. The Trustee shall have no responsibility for acting or not acting in reliance upon any notification believed by the Trustee to have been so signed by a duly authorized officer or agent of NBD. NBD shall be responsible for keeping accurate books and records with respect to the employees of NBD, their compensation and their rights and interests in the Trust under the Plan.

Section 3. Payments to Plan Participants and Their Beneficiaries.
           -----------------------------------------------------

     (a) NBD shall deliver to the Trustee a schedule (the "Payment Schedule") that indicates the amounts payable in respect to each Plan participant (and his or her beneficiaries), that provides a formula or other instructions acceptable to the Trustee for determining the amounts so payable, the form in which such amount is to be paid (as provided for or available under the Plans), and the time of commencement for payment of such amounts. Except as otherwise provided herein, the Trustee shall make payments to the Plan participants and their beneficiaries in accordance with such Payment Schedule. The Trustee shall make provisions for the reporting and withholding of any federal, state or local taxes that may be required to be withheld with respect to the payment of benefits pursuant to the terms of the Plans and shall pay amounts withheld to the appropriate taxing authorities or determine that such amounts have been reported, withheld and paid by NBD.

     (b) The entitlement of a Plan participant or his or her beneficiaries to benefits under the Plans shall be determined by NBD or such party as it shall designate under the Plans, and any claim for such benefits shall be considered and reviewed under the procedures set out in the Plans.

     (c) NBD may make payment of benefits directly to Plan participants or their beneficiaries as they become due under the terms of the Plans. NBD shall notify the Trustee of its decision to make payment of benefits directly prior to the time amounts are payable to participants or their beneficiaries. In addition, if the principal of the Trust, and any earnings thereon, are not sufficient to make payments of benefits in accordance with the terms of the Plans, NBD shall make the balance of each such payment as it falls due. The Trustee shall notify NBD where principal and earnings are not sufficient.

Section 4. Trustee Responsibility Regarding Payments to Trust Beneficiary When
           -------------------------------------------------------------------
NBD Is Insolvent.
----------------

     (a) The Trustee shall cease payment of benefits to Plan participants and their beneficiaries if NBD is insolvent. NBD shall be considered "Insolvent" for purposes of this Trust Agreement if (i) NBD is unable to pay its debts as they become due, or (ii) NBD is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

     (b) At all times during the continuance of this Trust, as provided in
Section 1(d) hereof, the principal and income of the Trust shall be subject to claims of general creditors of NBD under federal and state law as set forth below.

     (1) The Board of Directors and the Chairman and President of NBD shall have the duty to inform the Trustee in writing of NBD's Insolvency. If a person claiming to be a creditor of NBD alleges in writing to the Trustee that NBD has become Insolvent, the Trustee shall determine whether NBD is Insolvent and, pending such determination, the Trustee shall discontinue payment of benefits to Plan participants or their beneficiaries.

     (2) Unless the Trustee has actual knowledge of NBD's Insolvency, or has received notice from NBD or a person claiming to be a creditor alleging that NBD is Insolvent, the Trustee shall have no duty to inquire whether NBD is Insolvent. The Trustee may in all events rely on such evidence concerning NBD's solvency as may be furnished to the Trustee and that provides the Trustee with a reasonable basis for making a determination concerning NBD's solvency.

     (3) If at any time the Trustee has determined that NBD is Insolvent, the Trustee shall discontinue payments to Plan participants or their beneficiaries and shall hold the assets of the Trust for the benefit of NBD's general creditors. Nothing in this Trust Agreement shall in any way diminish any rights of Plan participants or their beneficiaries to pursue their rights as general creditors of NBD with respect to benefits due under the Plans or otherwise.

     (4) The Trustee shall resume the payment of benefits to Plan participants or their beneficiaries in accordance with Section 3 of this Trust Agreement only after the Trustee has determined that NBD is not Insolvent (or is no longer Insolvent).

     (c) Provided that there are sufficient assets, if the Trustee discontinues the payment of benefits from the Trust pursuant to Section 3(b) hereof and subsequently resumes such payments, the first payment following such discontinuance shall include the aggregate amount of all payments due to Plan participants or their beneficiaries under the terms of the Plans for the period of such discontinuance, less the aggregate amount of any payments made to Plan participants or their beneficiaries by NBD in lieu of the payments provided for hereunder during any such period of discontinuance.

Section 5. Payments to NBD.
           ---------------

     Except as provided in Section 3 hereof, NBD shall have no right or power to direct the Trustee to return to NBD or to divert to others any of the Trust assets before all payments of benefits have been made to Plan participants and their beneficiaries pursuant to the terms of the Plans.

Section 6. Investment Authority.
           --------------------

     (a) Subject to the provisions of paragraph (b) the Trustee shall, in its sole discretion, invest and reinvest the Trust assets in any property, real or personal, or part interest therein, wherever situated, including but without being limited to, common and preferred stocks, personal, corporate and governmental obligations, trust and participation certificates, leaseholds, mortgages and other interests in realty, notes and other evidences of indebtedness or ownership, secured or unsecured, and including specifically real property, stocks, securities, obligations and interests of NBD and its affiliates. Such investments shall be limited to investments that are rated in one of the two highest rating categories by a nationally recognized rating agency. Such investments shall not be restricted to property and securities of the character authorized for investment by trustees under any present or future laws. All rights, privileges, options and elections contained in any policies or contracts issued by insurance companies and acquired pursuant to the foregoing shall vest in the Trustee and shall be exercised, assigned, or otherwise disposed of in its discretion. Without liability for interest, the Trustee may keep a portion of the Trust assets uninvested and may deposit any uninvested assets with itself or other banks. The Trustee is further authorized and empowered in its sole discretion to invest and reinvest all or any part of the Trust assets through the medium of any common, collective or commingled trust fund, including those operated and maintained by the Trustee, as the same may have heretofore been or may hereafter be established or amended, subject to all of the terms of the declaration of trust pursuant to which such trust fund was established.

     (b) Subject to the provisions of paragraph (a) hereof, and in furtherance and not in limitation of the Trustee's investment authority, the Trustee shall have full power and authority to deal with all or any part of the Trust assets, including, without limitation, the power to invest, reinvest, and change investments; to acquire any property by purchase, subscription, lease, or other means; to sell for cash or on credit, convey, lease for long and short terms, or convert, redeem or exchange, all or any part of the Trust assets; to borrow, and to pledge as security for such borrowings all or any part of the Trust assets; to make loans with or without security; to improve, repair and develop real property; to enforce, by suit or otherwise, or to waive its rights on behalf of the Trust assets, and to defend claims asserted against it or Trust assets; to compromise, adjust and settle any and all claims against or in favor of it or the Trust assets other than claims for benefits by Plan participants or their beneficiaries; to renew, extend or foreclose any mortgage or other security; to bid on property in foreclosure; to take deeds in lieu of foreclosure, with or without paying a consideration therefor; to vote, or give proxies to vote, any stock or other security, and to waive notice of meetings; to oppose, participate in and consent to the reorganization, merger, consolidation, or readjustment of the finances of any enterprise, to pay assessments and expenses in connection therewith, and to deposit securities under deposit agreements; to hold securities unregistered, or to register them in its own name or in the names of nominees; and to cause any investment to be registered and held in the name of one or more nominees of any system for central handling of securities; to form corporations and to create trusts to hold title to any securities or other property, all upon such terms and conditions as may be deemed advisable; to make, execute, acknowledge and deliver any and all instruments that it shall deem necessary or appropriate to carry out the powers herein granted; and generally to exercise any of the powers of an owner with respect to all or any part of the Trust. No persons dealing with the Trustee shall be bound to see to the application of any money or property paid or delivered to the Trustee or to inquire into the validity or propriety of any transaction.

     (c) NBD may direct the Trustee to transfer assets to an insurance company to provide an alternative or additional funding medium or investment vehicle for the management and control of Plan assets. If the Trustee agrees to hold any insurance contract as an asset of the Trust at the request of NBD, the Trustee shall not have any responsibility for the selection of the issuer and/or for terms of the contract, or for performing any functions under any insurance contract that it may be directed to purchase and hold as contractholder other than the execution of any documents and the transfer of payments of any funds incidental thereto on the directions of NBD.

Section 7. Disposition of Income.
           ---------------------

     (a) During the term of this Trust, all income received by the Trust, net of expenses and taxes, shall be accumulated and reinvested.

Section 8. Accounting by the Trustee.
           -------------------------

     The Trustee shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as shall be agreed upon in writing between NBD and the Trustee. Within ninety (90) days following the close of each calendar year and within ninety (90) days after the removal or resignation of the Trustee, the Trustee shall deliver to NBD a written account of its administration of the Trust during such year, or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold, with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the Trust at the end of such year or as of the date of such removal or resignation, as the case may be. In the absence of the filing in writing with the Trustee by NBD of exceptions or objections to any such accounting within ninety (90) days, NBD shall be deemed to have approved such accounting, and in such case or upon the written approval of NBD of any such accounting, the Trustee shall be released, relieved and discharged with respect to all matters and things disclosed in such accounting as though such accounting had been settled by the decree of a court of competent jurisdiction. NBD or the Trustee may nevertheless require judicial settlement of the accounts of the Trustee.

Section 9. Responsibility of the Trustee.
           -----------------------------

     (a) The Trustee shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the Trustee shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by NBD that is contemplated by, and in conformity with, the terms of the Plans or this Trust and is given in writing by NBD. In the event of a dispute between NBD and a party, the Trustee may apply to a court of competent jurisdiction to resolve the dispute.

     (b) If the Trustee undertakes or defends any litigation arising in connection with this Trust, NBD agrees to indemnify the Trustee against the Trustee's costs, expenses and liabilities (including, without limitation, attorneys' fees and expenses) relating thereto and to be primarily liable for such payments. If NBD does not pay such costs, expenses and liabilities in a reasonably timely manner, the Trustee may obtain payment from the Trust.

     (c) The Trustee may consult with counsel who may be counsel for NBD or for the Trustee in its individual capacity, and the Trustee shall not be deemed imprudent by reason of its taking or refraining from taking any action in accordance with the opinion of counsel. The Trustee shall be liable only for its own imprudence, negligence or willful misconduct in carrying out or in failing to carry out its duties and responsibilities under the terms of this Agreement. The Trustee shall be fully protected in relying upon the directions of NBD issued in accordance with this Agreement and shall be under no duty to inquire into the validity or propriety of any such direction. The Trustee shall not be required to give any bond or any other security for the faithful performance of its duties under this Agreement, except such as may be required by a law that prohibits the waiver thereof.

     (d) The Trustee shall be entitled, as it may deem appropriate from time to time, to require of NBD, any of its affiliates, or any other person involved in the administration of the Plans or investment of the Trust assets, or having any interest under the Plans or in, to, or under this Agreement or to the Trust assets held hereunder, such certificates and proofs of facts as shall permit the Trustee to exercise the powers granted the Trustee under this Agreement.

     (e) The Trustee may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

     (f) The Trustee shall have, without exclusion, all powers conferred on trustees by applicable law, unless expressly provided otherwise herein, provided, however, that if an insurance policy is held as an asset of the Trust, the Trustee shall have no power to name a beneficiary of the policy other than the Trust, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against such policy.

     (g) Notwithstanding any powers granted to the Trustee pursuant to this Trust Agreement or to applicable law, the Trustee shall not have any power that could give this Trust the objective of carrying on a business and dividing the gains therefrom within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

Section 10. Trustee Compensation, Trustee Expenses and Taxes.
            ------------------------------------------------

     (a) The Trustee shall be paid by NBD such reasonable compensation as shall from time to time be agreed upon, in writing, by NBD and the Trustee. Such compensation of the Trustee and reasonable and proper expenses of administration of the Trust, including counsel fees, shall be withdrawn by the Trustee out of the Trust assets unless paid by NBD, but such expenses shall be paid by NBD if the same cannot be withdrawn from the Trust.

     (b) NBD shall pay all federal, state and local income taxes or other taxes of any and all kinds levied or assessed under existing or future laws against the Trust, except to the extent applicable law requires that such taxes be paid directly out of the Trust. NBD shall indemnify and reimburse the Trust for all taxes paid by the Trust, including, to the extent permitted by law, any applicable penalties and interest.

Section 11. Resignation and Removal of the Trustee.
            --------------------------------------

     (a) The Trustee may resign at any time by written notice to NBD, which shall be effective sixty (60) days after receipt of such notice unless NBD and the Trustee agree otherwise.

     (b) The Trustee may be removed by NBD on sixty (60) days' written notice or upon shorter notice accepted by the Trustee.

     (c) Upon resignation or removal of the Trustee and appointment of a successor trustee, all assets shall subsequently be transferred to the successor trustee. The transfer shall be completed within ninety (90) days after receipt of notice of resignation, removal or transfer, unless NBD extends the time limit.

     (d) If the Trustee resigns or is removed, a successor shall be appointed, in accordance with Section 12 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this section. If no such appointment has been made, the Trustee may apply to a court of competent jurisdiction for appointment of a successor or for instructions. All expenses of the Trustee in connection with such proceeding shall be allowed as administrative expenses of the Trust.

Section 12. Appointment of Successor.
            ------------------------

     (a) If the Trustee resigns or is removed in accordance with Section 11(a) or (b) hereof, NBD may appoint any third party, such as a bank trust department or other party that may be granted corporate trustee powers under state law (but which shall not be NBD or any corporation affiliated with NBD), as a successor to replace the Trustee upon resignation or removal. The appointment shall be effective when accepted in writing by the new trustee, who shall have all of the rights and powers of the former Trustee, including ownership rights in the Trust assets. The former Trustee shall execute any instrument necessary or reasonably requested by NBD or the successor trustee to evidence the transfer.

     (b) The successor trustee need not examine the records and acts of any prior Trustee and may retain or dispose of existing Trust assets, subject to Sections 7 and 8 hereof. The successor trustee shall not be responsible for and NBD shall indemnify and defend the successor trustee from any claim or liability resulting from any action or inaction of any prior Trustee or from any other past event or any condition existing at the time it becomes successor trustee.

Section 13. Amendment or Termination.
            ------------------------

     (a) This Trust Agreement may be amended by a written instrument executed by the Trustee and NBD. Notwithstanding the foregoing, no such amendment shall conflict with the terms of the Plans or shall make the Trust revocable.

     (b) The Trust shall not terminate until the earlier of the date on which Plan participants and their beneficiaries are no longer entitled to benefits pursuant to the terms of the Plans or the date the assets of the Trust have been depleted. Upon termination of the Trust any assets remaining in the Trust shall be returned to NBD.

     (c) Upon written approval of participants or beneficiaries entitled to payment of benefits pursuant to the terms of the Plans, NBD may terminate this Trust prior to the time all benefit payments under the Plans have been made. All assets in the Trust at termination shall be returned to NBD.

Section 14. Miscellaneous.
            -------------

     (a) No person shall have any right title, or interest in or to any of the assets of the Trust or in or to any contribution thereto, except as otherwise provided herein.

     (b) If a person entitled to benefits hereunder is deceased or is unable to manage his or her affairs for any reason, the Trustee shall, upon the direction of NBD, distribute any benefit payable to such person to his or her duly-appointed legal representative, if there be one, and if not, to the spouse, parents, children, or other relatives or dependents of such person as NBD in its discretion may determine. Any payment so made shall be a complete discharge of all liability with respect to such benefits.

     (c) NBD shall enforce this Agreement on behalf of participants and beneficiaries, to the extent of their rights hereunder and interests herein.

     (d) Any provision of this Trust Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

     (e) Benefits payable to Plan participants and their beneficiaries under this Trust Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, encumbered or subjected to attachment, garnishment, levy, execution or other legal or equitable process.

     (f) This Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (g) Any corporation resulting from any merger or consolidation to which the Trustee may be a party or succeeding to the trust business of the Trustee or to which substantially all the trust assets of the Trustee may be transferred shall be the successor to the Trustee hereunder without further act or formality with like effect as if such successor trustee had originally been named trustee herein; and in any such event it shall not be necessary for the Trustee or any successor trustee to give notice thereof to any person, and any requirement, statutory or otherwise, that notice shall be given is hereby waived.

     (h) Except to the extent otherwise provided by law, necessary parties to any accounting, litigation or other proceeding shall include only the Trustee and NBD, and the settlement or judgment in any such case in which NBD is duly served or cited shall be binding upon the participants and beneficiaries, and upon any person claiming under them or claiming to represent them or any of them.

     (i) This Agreement shall be binding upon the parties and upon their successors and assigns. This Agreement shall be binding upon and inure to the benefit of any successor to NBD or its business as the result of merger, consolidation, reorganization, transfer of assets or otherwise and any subsequent successor thereto. In the event of any such merger, consolidation, reorganization, transfer of assets or other similar transaction, the successor to NBD or its business or any subsequent successor thereto shall promptly notify the Trustee in writing of its successorship and furnish the Trustee with the information specified in Section 3 of this Agreement. In no event shall any such transaction described herein suspend or delay the rights of Plan participants or the beneficiaries of deceased participants to receive benefits hereunder.

     (j) This Agreement may be executed in any number of counterparts, each of which shall be an original, and all of which together shall constitute one and the same instrument.

Section 15. Effective Date.
            --------------

     The effective dale of this Trust Agreement shall be August 30, 1993.

     IN WITNESS WHEREOF, this Agreement has been executed on the 31st day of August, 1993, by NBD BANCORP, INC., as Grantor, and on the 13th day of September, 1993, by BANKERS TRUST COMPANY, as Trustee, and their respective corporate seals affixed and attested by officers hereunto duly authorized.


ATTEST:                                     NBD BANCORP, INC.


By: /s/ Allan O. Helland                    By: /s/ Fred J. Johns
    -------------------------------             --------------------------------
    Allan O. Helland                            Fred J. Johns
    Its FirstVice President                     Its Senior Vice President

(Corporate Seal)

ATTEST:                                     BANKERS TRUST COMPANY, Trustee


By: /s/ Marie B. Colaninno                  By: /s/ Robert Karsch
    -------------------------------             --------------------------------
    Marie B. Colaninno                          Robert Karsch
    Its Vice President                          Its Vice President


(Corporate Seal)


STATE OF MICHIGAN)
                 )    SS.
COUNTY OF WAYNE  )

   On this 31st day of August, 1993, before me, a notary public in and for said County, personally appeared FRED J. JOHNS, who, being by me duly sworn, did depose and say that he is a senior vice president of NBD BANCORP, INC., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.


                                            /s/ Sharon D. Szczepankowski
                                            ------------------------------------
                                            Notary Public, Wayne County
                                            State of Michigan
                                            My Commission Expires 2/12/97

(Notarial Seal)

STATE OF NEW YORK )
                  )  SS.
COUNTY Of NEW YORK)


   On this 13th day of September, 1993, before me, a notary public in and for said County, personally appeared ROBERT KARSCH, who, being by me duly sworn, did depose and say that he is a vice president of BANKERS TRUST COMPANY, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.



                                          /s/ Allison O. Taylor
                                          --------------------------------------
                                          Notary Public, New York County
                                          State of New York
                                          My Commission Expires 2/22/95
(Notarial Seal)

                                  Appendix A


                     Plans Covered under NBD Bancorp, Inc.
                      Benefit Protection Trust Agreement
                      ----------------------------------


1.  NBD Bancorp, Inc. Pension Restoration/Supplemental Plan

2. Incentive compensation payments deferred at the option of participants under the NBD Bancorp, Inc. Executive Incentive Plan.